DAC 3D DIVIDEND GROWTH ETF Ticker Symbol: DVGR Listed on The Nasdaq Stock Market LLC	SUMMARY PROSPECTUS December 2, 2025 https://dacapitaletf.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated December 1, 2025, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://dacapitaletf.com. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The DAC 3D Dividend Growth ETF (the “Fund”) seeks capital appreciation and current income.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee	0.65%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.65%
1 Other Expenses are estimated for the current fiscal year.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$66	$208
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively-managed ETF that invests in dividend-paying, U.S.-listed companies and depositary receipts (e.g., American Depositary Receipts (“ADRs”)) representing equity securities of non-U.S. companies. The Fund may include large-, mid-, or small-capitalization companies.

The Fund’s investments are selected by Dividend Assets Capital, LLC (the “Sub-Adviser”) based on its proprietary “3D - Double Digits for a Decade or More”™ screening process, which seeks to identify companies that increase their dividends by an average of at least 10% annually, with no dividend reductions or years without an increase, for a minimum of 10 consecutive years (the “3D Universe”). The Sub-Adviser generally reviews the 3D Universe annually in December to identify additions and deletions that may be eligible for inclusion in or removal from the Fund’s portfolio after January 1 of the following year, though companies may be added or removed from the Fund’s portfolio at any time of year.
Once the 3D Universe is identified, a combination of quantitative, qualitative, and fundamental factors is applied to the universe to identify companies to include in the Fund’s portfolio. Depending on the number and quality of the qualifying companies identified within the 3D Universe, the Sub-Adviser may seek to include exposure to a wide variety of economic sectors (e.g., technology). In addition to sector exposure, the portfolio construction process also seeks to include a mix of companies of various sizes.
In identifying securities to be purchased by the Fund, the Sub-Adviser attempts to measure the intrinsic value of each of its portfolio companies. This valuation framework is determined by examining economic, fundamental, and qualitative factors (including a review of a company's historic and pro-forma income statements, balance sheets, statements of cash flows, dividend policies and payout ratios, and, importantly, the skill of company management). These factors are then used to determine the Sub-Adviser’s view of a company’s long-term intrinsic value and return potential. Individual weightings within the portfolio are typically a function of an assessment of the Sub-Adviser’s view of a company’s long-term return potential and individual risk profile, with strong consideration given to the company’s projected dividend growth.
The Sub-Adviser will generally sell companies based on consideration of multiple factors, including a company’s current valuation relative to the Sub-Adviser’s long-term company price target or in comparison to other investment opportunities identified within the 3D Universe with greater long-term return potential. Companies will generally be removed promptly if their dividend is reduced, in response to significant corporate events that reduce the Sub-Adviser’s assessment of an investment’s long-term intrinsic value, or due to changes that impact a company’s ability to sustain its dividend.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years. When large capitalization companies are out of favor, these securities may lose value or may not appreciate in line with the overall market. In addition, large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology or consumer tastes, and also may not be able to attain the high growth rate of successful small companies, especially during extended periods of economic expansion.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Small-Capitalization Companies Risk. Investing in securities of small-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Small-capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels and financial resources, and the management of such companies may be dependent upon one or few people. Price movements of small-capitalization companies may be more volatile than mid-capitalization and large-capitalization companies.
Dividend-Paying Securities Risk. Investment in dividend-paying securities could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Securities of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other securities, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. There is no guarantee that the issuers of the securities held by the Fund will declare dividends in the future or that, if declared, they will remain at their current levels or increase over time.
In-Kind Contribution Risk. At its launch, the Fund expects to acquire a material amount of assets through an in-kind contribution that is intended to qualify as a tax-deferred transaction governed by Section 584 of the Internal Revenue Code. If the in-kind contribution were to fail to qualify for tax-deferred treatment, then the Fund would not take a carryover tax basis in the applicable contributed assets and would not benefit from a tacked holding period in those assets. This could cause the Fund to incorrectly calculate and report to shareholders the amount of gain or loss recognized and/or the character of gain or loss ( e.g. , as long-term or short-term) on the subsequent disposition of such assets.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security, such as geopolitical events and environmental disasters. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
• Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market LLC. (the “Exchange”) or other securities exchanges. The existence of significant market volatility, disruptions to creations and redemptions, or potential lack of an active trading market for Fund Shares (including through a trading halt), among other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV. If you buy Fund Shares when their market price is at a premium or sell the Fund Shares when their market price is at a discount, you may pay more than, or receive less than, NAV, respectively.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors incur the cost of the “spread” also known as the “bid-ask spread”, which is the difference between what investors are willing to pay for

Fund Shares (the “bid” price) and the price at which they are willing to sell Fund Shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments due to the associated trading costs.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
Sector Risk. Companies with similar characteristics may be grouped together into broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. As the Sub-Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
• Technology Sector Risk. The Fund will have exposure to companies operating in the technology sector. Technology companies, including information technology companies, may have limited product lines, financial resources and/or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Sub-Adviser, including the use of quantitative models or methods. The success of the Fund may also depend on the continuity of the Sub-Adviser’s portfolio managers. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results.
Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Shares and greater risk of loss.
New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
New Sub-Adviser Risk. Although the Sub-Adviser’s principals and the Fund’s portfolio managers have experience managing investments in the past, the Sub-Adviser has limited experience managing investments for an ETF, which may limit the Sub-Adviser’s effectiveness.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at https://dacapitaletf.com or by calling the Fund at (215) 330-4476.
INVESTMENT ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Dividend Assets Capital, LLC (the “Sub-Adviser”)

PORTFOLIO MANAGERS
The following individuals (collectively, the “Portfolio Managers”) have been jointly and primarily responsible on behalf of the Sub-Adviser for the day-to-day management of the Fund since its inception:
Marc Saurborn, CFA®, Chief Executive Officer and Chief Investment Officer
Alex Meintel, CMT®, Managing Director and Portfolio Manager
William D. Ford, CFP®, Managing Director, Institutional Assets Management Group
Peter G. Gerry, III, AAMS®, Energy Analyst
Donald (DJ) Hingtgen, Chief Operations Officer
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.